FOURTH QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2 Muse at Torrey Pines San Diego, CA

Table of Contents

CORPORATE INFORMATION

Company Profile ... 3
Investor Information ... 4
Research Coverage ... 5

FINANCIALS

Key Financial Data ... 6
Condensed Consolidated Balance Sheets ... 7
Consolidated Statements of Income (Loss) ... 8
Consolidated Statements of Income (Loss) (Additional Data) ... 9
Debt Summary ... 10
Debt Maturity Schedule ... 11
Leverage Ratios, Coverage Ratios and Public Debt Covenants ... 12
Summary of Capital Expenditures ... 13
Redevelopment Information ... 14
Property Acquisitions / Dispositions Information Since January 1, 2022 ... 16
Investments in Unconsolidated Joint Ventures ... 17
Calculation and Reconciliation of NOI and Cash Basis NOI ... 19
NOI and Cash Basis NOI ... 20
Same Property NOI and Cash Basis NOI ... 21
Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment ... 22
Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre ... 26
Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders ... 27

PORTFOLIO INFORMATION

Portfolio Summary by Geographic Diversification and Property Type ... 28
Portfolio Summary ... 29
SHOP Unit Count ... 30
Rent Coverage and Occupancy ... 31
Office Portfolio and Same Property - Results of Operations ... 32
SHOP Segment and Same Property - Results of Operations ... 35
SHOP Segment - Five Star Managed and Other Operator Managed Communities Results of Operations ... 36
Office Portfolio Leasing Summary ... 38
Tenants Representing 1% or More of Total Annualized Rental Income ... 39
Office Portfolio Lease Expiration Schedule ... 40
Non-Segment Lease Expiration Schedule ... 41

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ... 42
WARNING CONCERNING FORWARD-LOOKING STATEMENTS ... 46

DIVERSIFIED HEALTHCARE TRUST

DHC
Nasdaq Listed

Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 42 for terms used throughout this document.

Supplemental Q4 2022 2

Supplemental Q4 2022 3 The Company: Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties, including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is included in 152 market indices and comprises more than 1% of the following indices as of December 31, 2022: BI North America Healthcare REIT Valuation Peers (BIHLCRNP), Bloomberg US Micro Cap Real Estate Price Return Index (BMICR) and Bloomberg Real Estate Investment Trust Small Cap Index (BBRESMLC). Management: DHC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of December 31, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had more than $16 billion of annual revenues, nearly 2,100 properties and over 38,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Company Profile RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 4 Board of Trustees: John L. Harrington Lisa Harris Jones Daniel F. LePage Independent Trustee Lead Independent Trustee Independent Trustee David A. Pierce Jeffrey P. Somers Independent Trustee Independent Trustee Jennifer F. Francis Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers: Jennifer F. Francis Richard W. Siedel, Jr. President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information: Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Melissa McCarthy, Manager, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or ir@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) ir@dhcreit.com (website) www.dhcreit.com Investor Information RETURN TO TABLE OF CONTENTS 4 Maguire Road Lexington, MA

Research Coverage

DIVERSIFIED HEALTHCARE TRUST

Equity Research Coverage:

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

BofA Securities
Joshua Dennerlein
(646) 855-1681
joshua.dennerlein@bofa.com

Colliers Securities LLC
David Toti
(401) 488-4797
david.toti@colliers.com

JMP Securities
Aaron Hecht
(415) 835-3963
ahecht@jmpsecurities.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Rating Agencies:

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

S & P Global
Alan Zigman
(416) 507-2556
alan.zigman@spglobal.com

DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Supplemental Q4 2022
5

DIVERSIFIED HEALTHCARE TRUST

Key Financial Data

(dollars in thousands, except per share data)	As of and For the Three Months Ended 12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Selected Balance Sheet Data:					
Total gross assets	$ 7,830,445	$ 7,857,421	$ 7,884,243	$ 8,465,059	$ 8,361,321
Total assets	$ 6,002,093	$ 6,072,486	$ 6,145,864	$ 6,775,379	$ 6,623,514
Total liabilities	$ 3,363,482	$ 3,366,431	$ 3,356,239	$ 3,874,646	$ 3,961,124
Total equity	$ 2,638,611	$ 2,706,055	$ 2,789,625	$ 2,900,733	$ 2,662,390
Selected Income Statement Data:					
Total revenues	$ 336,885	$ 322,920	$ 313,028	$ 310,733	$ 336,731
Net (loss) income	$ (65,322)	$ (81,492)	$ (109,383)	$ 240,423	$ 366,758
Net (loss) income attributable to common shareholders	$ (65,322)	$ (81,492)	$ (109,383)	$ 240,423	$ 365,585
NOI	$ 51,719	$ 33,824	$ 46,962	$ 41,991	$ 63,015
Adjusted EBITDAre	$ 59,713	$ 35,782	$ 47,975	$ 38,897	$ 53,875
FFO attributable to common shareholders	$ 4,463	$ (14,996)	$ (41,245)	$ (23,170)	$ (19,270)
Normalized FFO attributable to common shareholders	$ 8,138	$ (14,167)	$ (10,395)	$ (21,901)	$ (16,495)
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.27)	$ (0.34)	$ (0.46)	$ 1.01	$ 1.54
FFO attributable to common shareholders	$ 0.02	$ (0.06)	$ (0.17)	$ (0.10)	$ (0.08)
Normalized FFO attributable to common shareholders	$ 0.03	$ (0.06)	$ (0.04)	$ (0.09)	$ (0.07)
Dividends:					
Annualized dividend declared per common share	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	6.2 %	4.0 %	2.2 %	1.3 %	1.3 %
Normalized FFO attributable to common shareholders payout ratio	33.3 %	(16.7)%	(25.0)%	(11.1)%	(14.3)%


The Horizon Club
1208 South Military Trail
Deerfield Beach, FL

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Supplemental Q4 2022
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Supplemental Q4 2022 7 December 31, 2022 December 31, 2021 Assets Real estate properties: Land $ 668,918 $ 741,501 Buildings and improvements 6,023,625 6,072,055 Total real estate properties, gross 6,692,543 6,813,556 Accumulated depreciation (1,828,352) (1,737,807) Total real estate properties, net 4,864,191 5,075,749 Investments in unconsolidated joint ventures 155,477 215,127 Assets of properties held for sale 385 — Cash and cash equivalents 658,065 634,848 Restricted cash 30,237 382,097 Acquired real estate leases and other intangible assets, net 45,351 48,746 Other assets, net 248,387 266,947 Total assets $ 6,002,093 $ 6,623,514 Liabilities and Shareholders' Equity Credit facility $ 700,000 $ 800,000 Senior unsecured notes, net 2,317,700 2,806,811 Secured debt and finance leases, net 30,177 69,713 Accrued interest 29,417 29,845 Other liabilities 286,188 254,755 Total liabilities 3,363,482 3,961,124 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 239,694,842 and 238,994,894 shares issued and outstanding, respectively 2,397 2,390 Additional paid in capital 4,617,031 4,615,475 Cumulative net income 2,071,850 2,087,624 Cumulative distributions (4,052,667) (4,043,099) Total shareholders' equity 2,638,611 2,662,390 Total liabilities and shareholders' equity $ 6,002,093 $ 6,623,514 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS 845 N New Ballas Court Creve Coeur, MO

Supplemental Q4 2022 8 For the Three Months Ended December 31, For the Year Ended December 31, 2022 2021 2022 2021 Revenues: Rental income $ 68,973 $ 102,034 $ 260,740 $ 408,589 Residents fees and services 267,912 234,697 1,022,826 974,623 Total revenues 336,885 336,731 1,283,566 1,383,212 Expenses: Property operating expenses 285,166 273,716 1,109,070 1,091,812 Depreciation and amortization 63,353 68,388 239,280 271,131 General and administrative 5,764 8,549 26,435 34,087 Acquisition and certain other transaction related costs 779 2,327 2,605 17,506 Impairment of assets — — — (174) Total expenses 355,062 352,980 1,377,390 1,414,362 (Loss) gain on sale of properties (202) 461,434 321,862 492,272 Losses on equity securities, net (4,276) (15,289) (25,660) (42,232) Interest and other income (1) 9,169 786 15,929 20,635 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $1,960, $3,631, $8,658 and $13,408, respectively) (49,341) (63,518) (209,383) (255,759) Loss on modification or early extinguishment of debt — — (30,043) (2,410) (Loss) income from continuing operations before income tax benefit (expense) and equity in net (losses) earnings of investees (62,827) 367,164 (21,119) 181,356 Income tax benefit (expense) 135 (406) (710) (1,430) Equity in net (losses) earnings of investees (2,630) — 6,055 — Net (loss) income (65,322) 366,758 (15,774) 179,926 Net income attributable to noncontrolling interest — (1,173) — (5,411) Net (loss) income attributable to common shareholders $ (65,322) $ 365,585 $ (15,774) $ 174,515 Weighted average common shares outstanding (basic and diluted) 238,562 238,149 238,314 237,967 Per common share data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.27) $ 1.54 $ (0.07) $ 0.73 Consolidated Statements of Income (Loss) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS (1) See footnote on the following page.

Supplemental Q4 2022 9 For the Three Months Ended December 31, For the Year Ended December 31, 2022 2021 2022 2021 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1% 0.4% 0.5 % Non-cash straight line rent adjustments included in rental income $ 1,723 $ 2,042 $ 8,916 $ 5,846 Lease value amortization included in rental income $ (41) $ 1,648 $ (245) $ 7,211 Non-cash share based compensation $ 281 $ 315 $ 1,733 $ 1,960 Non-cash amortization included in property operating expenses $ 200 $ 200 $ 797 $ 797 Non-cash amortization included in general and administrative expenses $ 743 $ 743 $ 2,974 $ 2,974 COVID-19 Economic Relief (1) $ 3,243 $ 587 $ 4,327 $ 19,554 Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) We recognized as other income funds received under the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan Act in our SHOP segment of $3,243 and $587 during the three months ended December 31, 2022 and 2021, respectively, and $4,327 and $19,554 during the years ended December 31, 2022 and 2021, respectively.

Debt Summary

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2022

(dollars in thousands)

	Coupon Rate	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Secured Floating Rate Debt:						
Credit facility [1] [2] [3]	6.884%	6.884%	$ 700,000	1/15/2024	$ 450,000	1.0
Weighted average rate / total secured floating rate debt	**6.884%**	**6.884%**	**$ 700,000**		**$ 450,000**	**1.0**
Unsecured Fixed Rate Debt:						
Senior unsecured notes due 2024	4.750%	4.790%	$ 250,000	5/1/2024	$ 250,000	1.3
Senior unsecured notes due 2025 [4]	9.750%	9.750%	500,000	6/15/2025	500,000	2.5
Senior unsecured notes due 2028	4.750%	4.966%	500,000	2/15/2028	500,000	5.1
Senior unsecured notes due 2031	4.375%	4.375%	500,000	3/1/2031	500,000	8.2
Senior unsecured notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	19.6
Senior unsecured notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	23.1
Weighted average rate / total unsecured fixed rate debt	**6.024%**	**6.074%**	**$ 2,350,000**		**$ 2,350,000**	**8.9**
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property	6.640%	4.920%	$ 14,732	6/1/2023	$ 14,522	0.4
Finance leases - 2 properties	7.700%	7.700%	5,339	4/30/2026	155	3.3
Mortgage - secured by 1 property	4.444%	4.444%	9,997	7/1/2043	1,698	20.5
Weighted average rate / total secured fixed rate debt	**6.098%**	**5.255%**	**$ 30,068**		**$ 16,375**	**7.6**
Weighted average rate / total debt	**6.220%**	**6.250%**	**$ 3,080,068**		**$ 2,816,375**	**7.1**

(1) We pledged certain equity interests of subsidiaries owning properties to secure our obligations under the agreement governing our credit facility, or our credit agreement, and provided first mortgage liens on 61 of our medical office and life science properties.

(2) In January 2023, pursuant to the terms of our credit agreement, we repaid $113,627 in outstanding borrowings under our credit facility and the facility commitments were reduced to $586,373.

(3) In February 2023, we and our lenders amended our credit agreement to, among other things, extend the waiver of the fixed charge coverage ratio covenant through January 15, 2024 and reduce the facility commitments to $450,000 following our repayment of $136,373 in outstanding borrowings.

(4) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time at a set redemption price.

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Supplemental Q4 2022

10

Supplemental Q4 2022 11 $113,627 $586,373 $250,000 $500,000 $500,000 $500,000 $600,000 $16,413 $1,834 $2,001 $904 $302 $315 $330 $346 $362 $7,261 Secured Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2023 2024 2025 2026 2027 2028 2029 2030 2031 Thereafter $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 Debt Maturity Schedule (1) (1) (4) (2) (3) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of December 31, 2022 (1) (1) Represents Secured Fixed Rate Debt payments. (2) Represents outstanding borrowings under our credit facility as of December 31, 2022. In January 2023, pursuant to the terms of our credit agreement, we repaid $113,627 in outstanding borrowings under our credit facility and the facility commitments were reduced to $586,373. (3) Pursuant to the February 2023 amendment to our credit agreement, the facility commitments were reduced to $450,000 following our repayment of $136,373 in outstanding borrowings. (4) Includes $5,339 of finance lease obligations due through April 2026. (1) (1) (1) (1) (1) (1) (1)

Leverage Ratios, Coverage Ratios and Public Debt Covenants

DIVERSIFIED HEALTHCARE TRUST

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Leverage Ratios:					
Net debt / total gross assets	30.6%	29.2%	28.4%	25.2%	32.3%
Net debt / gross book value of real estate assets	33.8%	32.8%	32.7%	31.3%	37.5%
Secured debt / total assets	12.2%	12.2%	12.3%	11.3%	13.1%
Variable rate debt / net debt	29.2%	30.5%	31.2%	32.9%	29.6%
Coverage Ratios:					
Net debt / annualized Adjusted EBITDAre	10.4x	15.8x	11.6x	13.5x	12.9x
Adjusted EBITDAre / interest expense	1.2x	0.8x	0.9x	0.7x	0.8x

	As of and For the Trailing Twelve Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150.0%	276.6%	273.5%	266.9%	227.5%	238.7%
Incurrence Covenants					
Total debt / adjusted total assets - allowable maximum 60.0%	38.8%	38.8%	39.4%	42.2%	43.7%
Secured debt / adjusted total assets - allowable maximum 40.0%	9.2%	9.3%	9.6%	9.0%	10.2%
Consolidated income available for debt service / debt service - required minimum 1.50x [1]	0.83x	0.79x	0.85x	0.95x	1.07x

Five Star Premier Residences of Hollywood
2480 North Park Road
Hollywood, FL



(1) As of December 31, 2022, our ratio of consolidated income available for debt service to debt service was below the requirement under our credit facility and our public debt covenants, and as a result, we are unable to incur additional debt until this ratio is at or above the required level on a pro forma basis.

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Supplemental Q4 2022 12

Supplemental Q4 2022 13 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Summary of Capital Expenditures RETURN TO TABLE OF CONTENTS For the Three Months Ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Office Portfolio lease related costs $ 9,558 $ 4,277 $ 4,633 $ 6,759 $ 15,941 Office Portfolio building improvements 4,516 3,535 3,319 585 5,462 SHOP fixed assets and capital improvements 39,418 24,724 25,059 20,328 76,039 Recurring capital expenditures $ 53,492 $ 32,536 $ 33,011 $ 27,672 $ 97,442 Office Portfolio avg. sq. ft. during period 8,811 8,767 8,724 9,259 10,360 SHOP avg. units managed during period 25,212 25,077 25,082 25,217 25,385 Office Portfolio building improvements per avg. sq. ft. during period $ 0.51 $ 0.40 $ 0.38 $ 0.06 $ 0.53 SHOP fixed assets and capital improvements per avg. unit managed during period $ 1,563 $ 986 $ 999 $ 806 $ 2,995 Development, redevelopment and other activities - Office Portfolio $ 5,111 $ 9,069 $ 17,593 $ 16,617 $ 11,022 Development, redevelopment and other activities - SHOP 59,981 28,224 14,282 16,114 3,620 Total development, redevelopment and other activities $ 65,092 $ 37,293 $ 31,875 $ 32,731 $ 14,642

Supplemental Q4 2022 14 Project Location Type of Property Square Feet (1) Estimated Project Costs Total Costs Incurred as of December 31, 2022 Estimated Completion Date 10030 North MacArthur Boulevard Irving, TX Medical Office 94,137 $ 3.5 $ 2.4 Q1 2023 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 5.4 $ 2.1 Q2 2023 100 Hampshire Street Mansfield, MA Life Science 124,803 $ 21.2 $ 0.3 Q4 2023 2141 K Street NW Washington, D.C. Medical Office 82,592 $ 56.5 $ 1.3 Q1 2025 (1) Represents estimated square footage upon project completion. Redevelopment Information (dollars in millions) RETURN TO TABLE OF CONTENTS Rendering of 1415 West 3rd Street Tempe, AZ Office Portfolio As of December 31, 2022

Supplemental Q4 2022 15 Project Location Type of Property Number of Units Estimated Project Costs (1) Total Costs Incurred as of December 31, 2022 Estimated Completion Date Five Star Premier Residences of Teaneck Teaneck, NJ IL/AL 218 $ 9.8 $ 7.0 Q2 2023 Leisure Park Lakewood, NJ IL/AL/MC 355 $ 9.0 $ 5.7 Q2 2023 Phase I The Remington Club San Diego, CA IL/AL 342 $ 18.0 $ 4.4 Q2 2023 Phase I Pueblo Norte Senior Living Scottsdale, AZ IL/AL 197 $ 16.5 $ 3.5 Q2 2023 Phase I The Forum at Memorial Woods Houston, TX IL/AL/MC 325 $ 12.0 $ 3.0 Q2 2023 Phase II Five Star Residences of Dayton Place Denver, CO IL/AL/MC 239 $ 6.0 $ 2.4 Q2 2023 Five Star Premier Residences of Chevy Chase Chevy Chase, MD IL/AL 330 $ 20.5 $ 1.0 Q4 2023 The Forum at Desert Harbor Peoria, AZ IL/AL 230 $ 16.0 $ 0.9 Q4 2023 Phase I Other Projects National Various 5,783 $ 120.4 $ 18.9 Various Redevelopment Information (continued) (dollars in millions) RETURN TO TABLE OF CONTENTS SHOP As of December 31, 2022 (1) For those projects completed in phases, the estimated project costs represent estimated construction costs for that phase.

Property Acquisitions / Dispositions Information Since January 1, 2022

DIVERSIFIED HEALTHCARE TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

Acquisitions:

Date Acquired	Location	Type of Property	Number of Properties	Sq. Ft.	Gross Purchase Price	Gross Purchase Price per Sq. Ft.	Cap Rate (1)	Weighted Average Remaining Lease Term (2)	Occupancy (3)	Tenant
7/27/2022	Fremont, CA	Life Science	1	89	$ 82,000	$ 921	6.5%	11.5	100%	Alamar Biosciences, Inc.

Dispositions:

Date Sold	Location	Type of Property	Number of Properties	Gross Sales Price
2/3/2023	Columbia, SC	Senior Living (4)	1	$ 1,100
2/28/2023	South Park, PA	Senior Living (4)	1	1,100
2/28/2023	Elizabeth, PA	Senior Living (4)	1	600
		Total Dispositions	3	$ 2,800

Joint Venture Activity:

Date Sold	Location	Type of Property	Number of Properties	DHC Ownership Retained	Gross Proceeds
1/28/2022	Various	Life Science / Medical Office	10	20%	$ 653,300
6/28/2022	Boston, MA	Life Science	1	10%	108,000
		Total	11		$ 761,300

(1) Represents the ratio of the estimated GAAP based annual rental income, excluding the impact of above and below market lease amortization, less estimated annual property operating expenses, if any, and excluding depreciation and amortization expense, to the gross purchase price on the date of acquisition, including the principal amount of any assumed debt and excluding acquisition costs.
(2) Weighted average remaining lease term based on rental income at the time of acquisition.
(3) Occupancy based on leasable square feet as of the acquisition date.
(4) The property was closed prior to disposition.

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Supplemental Q4 2022

16

Investments in Unconsolidated Joint Ventures (1)

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2022
(dollars in thousands)

Investments in Unconsolidated Joint Ventures

Joint Venture	Location	Type of Property	Number of Properties	Square Feet	Occupancy at December 31, 2022	Weighted Average Lease Term at December 31, 2022	DHC Ownership	DHC Carrying Value of Investment at December 31, 2022	Year Ended December 31, 2022: Joint Venture FFO	Year Ended December 31, 2022: Joint Venture EBITDAre
Seaport Innovation LLC	Boston, MA	Life Science	1	1,134,479	100%	6.1 years	10%	$ 104,697	$ 58,380 (2)	$ 80,945 (2)
The LSMD Fund REIT LLC	Various	Medical Office / Life Science	10	1,068,763	97%	6.0 years	20%	50,780	14,050 (3)	32,012 (3)
Total / Weighted Average			11	2,203,242	99%	6.0 years		$ 155,477	$ 72,430	$ 112,957

Unconsolidated Debt

Joint Venture	Secured Debt (4)	Coupon Rate	Maturity Date	Principal Balance at December 31, 2022 (5)	DHC Ownership	DHC Share of Principal Balance at December 31, 2022 (6)
Seaport Innovation LLC	Fixed Rate - 1 Property	3.530%	8/6/2026	$ 620,000	10%	$ 62,000
The LSMD Fund REIT LLC	Fixed Rate - 9 Properties	3.457%	2/11/2032	189,800	20%	37,960
The LSMD Fund REIT LLC	Floating Rate - 1 Property (7)	5.900%	2/9/2024	266,825	20%	53,365
Total / Weighted Average		4.104%		$ 1,076,625		$ 153,325

(1) Our property list, including properties owned by these unconsolidated joint ventures, is available on our website.
(2) On June 28, 2022, we sold a 10% equity interest in this joint venture.
(3) Represents data for the period from January 28, 2022 (formation date of the joint venture) to December 31, 2022.
(4) The mortgage loans require interest-only payments until the respective maturity dates.
(5) Reflects the entire balance of the debt secured by the properties. We continue to provide certain guarantees on the debt secured by the Seaport Innovation LLC property.
(6) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint ventures as of December 31, 2022.
(7) Original maturity date of February 9, 2024 is subject to three, one year extension options and requires interest to be paid at an annual rate of secured overnight financing rate, or SOFR, plus a premium of 1.90%. Interest rate is as of December 31, 2022. The joint venture has also purchased an interest rate cap through February 2024 with a SOFR strike rate equal to 4.00%.

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Supplemental Q4 2022
17

Supplemental Q4 2022 18 Investments in Unconsolidated Joint Ventures (continued) (1) (dollars in thousands) RETURN TO TABLE OF CONTENTS As of December 31, 2022 (1) Our property list, including properties owned by these unconsolidated joint ventures, is available on our website. (2) Based on the aggregate annualized rental income of our unconsolidated joint ventures as of December 31, 2022. A nn ua liz ed R en ta l In co m e Seaport Innovation LLC The LSMD Fund REIT LLC 2023 2024 2025 2026 2027 2028 2029 and thereafter $— $25,000 $50,000 $75,000 $100,000 Unconsolidated Joint Ventures Lease Expiration Schedule Number of Leases Expiring 18 11 19 15 5 8 32 % of Total Annualized Rental Income Expiring 2.0% 4.2% 5.8% 3.3% 0.4% 62.8% 21.5% Major Tenants of Unconsolidated Joint Ventures Joint Venture Tenant % of Annualized Rental Income of Joint Ventures Seaport Innovation LLC Vertex Pharmaceuticals Inc. 61.8% The LSMD Fund REIT LLC Cedars-Sinai Medical Center 10.8% The LSMD Fund REIT LLC Seattle Genetics, Inc. 2.7% The LSMD Fund REIT LLC Stryker Corporation 2.0% The LSMD Fund REIT LLC Complete Genomics, Inc. 1.9% Life Science: 72% Medical Office: 28% Property Type (2) MA: 66% CA: 25% TX: 4% WA: 3% NY: 2% Geographic Diversification (2)

Calculation and Reconciliation of NOI and Cash Basis NOI

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 68,973	$ 63,960	$ 62,522	$ 65,285	$ 102,034	$ 260,740	$ 408,589
Residents fees and services	267,912	258,960	250,506	245,448	234,697	1,022,826	974,623
Total revenues	336,885	322,920	313,028	310,733	336,731	1,283,566	1,383,212
Property operating expenses	(285,166)	(289,096)	(266,066)	(268,742)	(273,716)	(1,109,070)	(1,091,812)
NOI	51,719	33,824	46,962	41,991	63,015	174,496	291,400
Non-cash straight line rent adjustments included in rental income	(1,723)	(2,738)	(2,710)	(1,745)	(2,042)	(8,916)	(5,846)
Lease value amortization included in rental income	41	42	57	105	(1,648)	245	(7,211)
Non-cash amortization included in property operating expenses	(200)	(199)	(199)	(199)	(200)	(797)	(797)
Cash Basis NOI	$ 49,837	$ 30,929	$ 44,110	$ 40,152	$ 59,125	$ 165,028	$ 277,546
Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:							
Net (loss) income	$ (65,322)	$ (81,492)	$ (109,383)	$ 240,423	$ 366,758	$ (15,774)	$ 179,926
Equity in net losses (earnings) of investees	2,630	(2,127)	(3,204)	(3,354)	—	(6,055)	—
Income tax (benefit) expense	(135)	13	(640)	1,472	406	710	1,430
Loss on modification or early extinguishment of debt	—	—	29,560	483	—	30,043	2,410
Interest expense	49,341	46,936	55,975	57,131	63,518	209,383	255,759
Interest and other income	(9,169)	(4,099)	(2,266)	(395)	(786)	(15,929)	(20,635)
Losses on equity investments, net	4,276	2,674	10,157	8,553	15,289	25,660	42,232
Loss (gain) on sale of properties	202	5,044	686	(327,794)	(461,434)	(321,862)	(492,272)
Impairment of assets	—	—	—	—	—	—	(174)
Acquisition and certain other transaction related costs	779	289	609	928	2,327	2,605	17,506
General and administrative	5,764	6,179	7,207	7,285	8,549	26,435	34,087
Depreciation and amortization	63,353	60,407	58,261	57,259	68,388	239,280	271,131
NOI	51,719	33,824	46,962	41,991	63,015	174,496	291,400
Non-cash straight line rent adjustments included in rental income	(1,723)	(2,738)	(2,710)	(1,745)	(2,042)	(8,916)	(5,846)
Lease value amortization included in rental income	41	42	57	105	(1,648)	245	(7,211)
Non-cash amortization included in property operating expenses	(200)	(199)	(199)	(199)	(200)	(797)	(797)
Cash Basis NOI	$ 49,837	$ 30,929	$ 44,110	$ 40,152	$ 59,125	$ 165,028	$ 277,546

RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022

19

Supplemental Q4 2022 20 For the Three Months Ended For the Year Ended 12/31/2022 12/31/2021 % Change 12/31/2022 12/31/2021 % Change NOI: Life Science $ 14,848 $ 28,079 (47.1) % $ 41,742 $ 121,916 (65.8) % Medical Office 20,034 29,558 (32.2) % 86,349 118,368 (27.1) % Total Office Portfolio 34,882 57,637 (39.5) % 128,091 240,284 (46.7) % SHOP 7,869 (6,706) 217.3% 8,726 10,124 (13.8) % Non-Segment 8,968 12,084 (25.8) % 37,679 40,992 (8.1) % Total $ 51,719 $ 63,015 (17.9) % $ 174,496 $ 291,400 (40.1) % Cash Basis NOI: Life Science $ 12,705 $ 25,123 (49.4) % $ 34,743 $ 110,189 (68.5) % Medical Office 19,144 28,856 (33.7) % 83,357 115,875 (28.1) % Total Office Portfolio 31,849 53,979 (41.0) % 118,100 226,064 (47.8) % SHOP 7,869 (6,706) 217.3% 8,726 10,124 (13.8) % Non-Segment 10,119 11,852 (14.6) % 38,202 41,358 (7.6) % Total $ 49,837 $ 59,125 (15.7) % $ 165,028 $ 277,546 (40.5) % NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 21 Same Property NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended For the Year Ended 12/31/2022 12/31/2021 % Change 12/31/2022 12/31/2021 % Change NOI: Life Science $ 7,124 $ 6,398 11.3% $ 27,043 $ 25,880 4.5 % Medical Office 20,657 22,003 (6.1) % 86,092 87,401 (1.5) % Total Office Portfolio 27,781 28,401 (2.2) % 113,135 113,281 (0.1) % SHOP 9,947 (3,265) 404.7% 44,480 35,293 26.0 % Non-Segment 9,975 10,953 (8.9) % 35,700 36,471 (2.1) % Total $ 47,703 $ 36,089 32.2% $ 193,315 $ 185,045 4.5 % Cash Basis NOI: Life Science $ 7,247 $ 5,436 33.3% $ 26,493 $ 24,945 6.2 % Medical Office 19,727 21,781 (9.4) % 83,089 85,859 (3.2) % Total Office Portfolio 26,974 27,217 (0.9) % 109,582 110,804 (1.1) % SHOP 9,947 (3,265) 404.7% 44,480 35,293 26.0 % Non-Segment 9,796 10,699 (8.4) % 34,824 36,813 (5.4) % Total $ 46,717 $ 34,651 34.8% $ 188,886 $ 182,910 3.3%

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Office Portfolio

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2022**	**9/30/2022**	**6/30/2022**	**3/31/2022**	**12/31/2021**
Rental income	$ 59,529	$ 55,254	$ 52,610	$ 54,997	$ 89,950
Property operating expenses	(24,647)	(24,179)	(22,026)	(23,447)	(32,313)
NOI	$ 34,882	$ 31,075	$ 30,584	$ 31,550	$ 57,637
NOI	$ 34,882	$ 31,075	$ 30,584	$ 31,550	$ 57,637
Less:					
Non-cash straight line rent adjustments included in rental income	2,891	2,573	2,532	1,511	1,827
Lease value amortization included in rental income	(58)	(59)	(74)	(122)	1,631
Non-cash amortization included in property operating expenses	200	199	199	199	200
Cash Basis NOI	$ 31,849	$ 28,362	$ 27,927	$ 29,962	$ 53,979
Reconciliation of NOI to Same Property NOI:					
NOI	$ 34,882	$ 31,075	$ 30,584	$ 31,550	$ 57,637
Less:					
NOI of properties not included in same property results	7,101	2,440	2,080	3,334	29,236
Same Property NOI	$ 27,781	$ 28,635	$ 28,504	$ 28,216	$ 28,401
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 27,781	$ 28,635	$ 28,504	$ 28,216	$ 28,401
Less:					
Non-cash straight line rent adjustments included in rental income	693	514	793	1,187	1,230
Lease value amortization included in rental income	(58)	(59)	(74)	(132)	(144)
Non-cash amortization included in property operating expenses	172	209	135	172	98
Same Property Cash Basis NOI	$ 26,974	$ 27,971	$ 27,650	$ 26,989	$ 27,217

RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 22

Supplemental Q4 2022 23 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) SHOP For the Three Months Ended Calculation of NOI and Cash Basis NOI: 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Residents fees and services $ 267,912 $ 258,960 $ 250,506 $ 245,448 $ 234,697 Property operating expenses (260,043) (264,722) (244,040) (245,295) (241,403) NOI / Cash Basis NOI $ 7,869 $ (5,762) $ 6,466 $ 153 $ (6,706) Reconciliation of NOI / Cash Basis NOI to Same Property NOI / Same Property Cash Basis NOI: NOI / Cash Basis NOI $ 7,869 $ (5,762) $ 6,466 $ 153 $ (6,706) Less: NOI / Cash Basis NOI of properties not included in same property results (2,078) (7,460) (3,472) (3,004) (3,441) Same Property NOI / Same Property Cash Basis NOI $ 9,947 $ 1,698 $ 9,938 $ 3,157 $ (3,265)

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Non-Segment

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Rental income	$ 9,444	$ 8,706	$ 9,912	$ 10,288	$ 12,084
Property operating expenses	(476)	(195)	—	—	—
NOI	$ 8,968	$ 8,511	$ 9,912	$ 10,288	$ 12,084
NOI	$ 8,968	$ 8,511	$ 9,912	$ 10,288	$ 12,084
Less:					
Non-cash straight line rent adjustments included in rental income	(1,168)	165	178	234	215
Lease value amortization included in rental income	17	17	17	17	17
Non-cash amortization included in property operating expenses	—	—	—	—	—
Cash Basis NOI	$ 10,119	$ 8,329	$ 9,717	$ 10,037	$ 11,852
Reconciliation of NOI to Same Property NOI:					
NOI	$ 8,968	$ 8,511	$ 9,912	$ 10,288	$ 12,084
Less:					
NOI of properties not included in same property results	(1,007)	726	935	1,326	1,131
Same Property NOI	$ 9,975	$ 7,785	$ 8,977	$ 8,962	$ 10,953
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 9,975	$ 7,785	$ 8,977	$ 8,962	$ 10,953
Less:					
Non-cash straight line rent adjustments included in rental income	162	190	221	235	237
Lease value amortization included in rental income	17	17	17	17	17
Non-cash amortization included in property operating expenses	—	—	—	—	—
Same Property Cash Basis NOI	$ 9,796	$ 7,578	$ 8,739	$ 8,710	$ 10,699

RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 24

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Consolidated

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**12/31/2022**	**9/30/2022**	**6/30/2022**	**3/31/2022**	**12/31/2021**
Rental income / residents fees and services	$ 336,885	$ 322,920	$ 313,028	$ 310,733	$ 336,731
Property operating expenses	(285,166)	(289,096)	(266,066)	(268,742)	(273,716)
NOI	$ 51,719	$ 33,824	$ 46,962	$ 41,991	$ 63,015
NOI	$ 51,719	$ 33,824	$ 46,962	$ 41,991	$ 63,015
Less:					
Non-cash straight line rent adjustments included in rental income	1,723	2,738	2,710	1,745	2,042
Lease value amortization included in rental income	(41)	(42)	(57)	(105)	1,648
Non-cash amortization included in property operating expenses	200	199	199	199	200
Cash Basis NOI	$ 49,837	$ 30,929	$ 44,110	$ 40,152	$ 59,125
Reconciliation of NOI to Same Property NOI:					
NOI	$ 51,719	$ 33,824	$ 46,962	$ 41,991	$ 63,015
Less:					
NOI of properties not included in same property results	4,016	(4,294)	(457)	1,656	26,926
Same Property NOI	$ 47,703	$ 38,118	$ 47,419	$ 40,335	$ 36,089
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 47,703	$ 38,118	$ 47,419	$ 40,335	$ 36,089
Less:					
Non-cash straight line rent adjustments included in rental income	855	704	1,014	1,422	1,467
Lease value amortization included in rental income	(41)	(42)	(57)	(115)	(127)
Non-cash amortization included in property operating expenses	172	209	135	172	98
Same Property Cash Basis NOI	$ 46,717	$ 37,247	$ 46,327	$ 38,856	$ 34,651

RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 25

Calculation and Reconciliation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net (loss) income	$ (65,322)	$ (81,492)	$ (109,383)	$ 240,423	$ 366,758	$ (15,774)	$ 179,926
Interest expense	49,341	46,936	55,975	57,131	63,518	209,383	255,759
Income tax (benefit) expense	(135)	13	(640)	1,472	406	710	1,430
Depreciation and amortization	63,353	60,407	58,261	57,259	68,388	239,280	271,131
EBITDA	47,237	25,864	4,213	356,285	499,070	433,599	708,246
Loss (gain) on sale of properties	202	5,044	686	(327,794)	(461,434)	(321,862)	(492,272)
Impairment of assets	—	—	—	—	—	—	(174)
Equity in net losses (earnings) of unconsolidated joint ventures	2,630	(2,127)	(3,204)	(3,354)	—	(6,055)	—
Share of EBITDA*re* from unconsolidated joint ventures	3,797	3,730	5,709	5,232	384	18,468	384
Adjustments to reflect our share of EBITDA*re* attributable to an equity method investment	(2,350)	(1,358)	(1,446)	(1,816)	(2,468)	(6,970)	(5,176)
EBITDA*re*	51,516	31,153	5,958	28,553	35,552	117,180	211,008
General and administrative expense paid in common shares	281	472	665	315	315	1,733	1,960
Acquisition and certain other transaction related costs	779	289	609	928	2,327	2,605	17,506
Loss on modification or early extinguishment of debt	—	—	29,560	483	—	30,043	2,410
Losses on equity securities, net	4,276	2,674	10,157	8,553	15,289	25,660	42,232
Adjustments to reflect our share of Adjusted EBITDA*re* attributable to an equity method investment	2,861	1,194	1,026	65	392	5,146	2,831
Adjusted EBITDA*re*	$ 59,713	$ 35,782	$ 47,975	$ 38,897	$ 53,875	$ 182,367	$ 277,947

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Supplemental Q4 2022

26

Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders

DIVERSIFIED HEALTHCARE TRUST

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net (loss) income attributable to common shareholders	$ (65,322)	$ (81,492)	$ (109,383)	$ 240,423	$ 365,585	$ (15,774)	$ 174,515
Depreciation and amortization	63,353	60,407	58,261	57,259	68,388	239,280	271,131
Loss (gain) on sale of properties	202	5,044	686	(327,794)	(461,434)	(321,862)	(492,272)
Impairment of assets	—	—	—	—	—	—	(174)
Losses on equity securities, net	4,276	2,674	10,157	8,553	15,289	25,660	42,232
FFO adjustments attributable to noncontrolling interest	—	—	—	—	(4,763)	—	(20,584)
Equity in net losses (earnings) of unconsolidated joint ventures	2,630	(2,127)	(3,204)	(3,354)	—	(6,055)	—
Share of FFO from unconsolidated joint ventures	2,002	2,137	3,704	3,675	273	11,518	273
Adjustments to reflect our share of FFO attributable to an equity method investment	(2,678)	(1,639)	(1,466)	(1,932)	(2,608)	(7,715)	(6,017)
FFO attributable to common shareholders	4,463	(14,996)	(41,245)	(23,170)	(19,270)	(74,948)	(30,896)
Acquisition and certain other transaction related costs	779	289	609	928	2,327	2,605	17,506
Loss on modification or early extinguishment of debt	—	—	29,560	483	—	30,043	2,410
Adjustments to reflect our share of Normalized FFO attributable to an equity method investment	2,896	540	681	(142)	448	3,975	3,074
Normalized FFO attributable to common shareholders	$ 8,138	$ (14,167)	$ (10,395)	$ (21,901)	$ (16,495)	$ (38,325)	$ (7,906)
Weighted average common shares outstanding (basic)	238,562	238,344	238,197	238,149	238,149	238,314	237,967
Weighted average common shares outstanding (diluted)	238,562	238,344	238,197	238,198	238,149	238,314	237,967
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	$ (0.27)	$ (0.34)	$ (0.46)	$ 1.01	$ 1.54	$ (0.07)	$ 0.73
FFO attributable to common shareholders	$ 0.02	$ (0.06)	$ (0.17)	$ (0.10)	$ (0.08)	$ (0.31)	$ (0.13)
Normalized FFO attributable to common shareholders	$ 0.03	$ (0.06)	$ (0.04)	$ (0.09)	$ (0.07)	$ (0.16)	$ (0.03)

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Supplemental Q4 2022

27

Supplemental Q4 2022 28 FL: 10% CA: 9% TX: 9% GA: 6% MD: 5% NC: 4% WI: 4% VA: 4% IL: 4% IN: 4% 26 Other States + D.C.: 41% (based on Gross Book Value of Real Estate Assets as of December 31, 2022) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification RETURN TO TABLE OF CONTENTS Assisted Living: 7% Independent Living: 31% SNFs: 1% Life Science: 15% Medical Office: 43% Wellness Centers: 3% Property Type(1) (2) (based on Q4 2022 Same Property NOI)

Supplemental Q4 2022 29 Portfolio Summary RETURN TO TABLE OF CONTENTS (dollars in thousands, except investment per square foot or unit) As of December 31, 2022 Number of Properties Square Feet or Number of Units Gross Book Value of Real Estate Assets % of Total Gross Book Value of Real Estate Assets Investment Per Square Foot or Unit % of Q4 2022 Total Revenues % of Q4 2022 Total NOI Q4 2022 Q4 2022 Revenues NOI Life science 24 2,621,344 $ 797,004 11.3% $ 304 $ 21,977 6.5% $ 14,848 28.7 % Medical office 81 6,190,029 1,501,301 21.1% $ 243 37,552 11.2% 20,034 38.7 % Subtotal Office Portfolio 105 8,811,373 sq. ft. 2,298,305 32.4% $ 261 59,529 17.7% 34,882 67.4 % SHOP 237 25,346 units 4,403,572 62.2% $ 173,738 267,912 79.5% 7,869 15.2 % Triple net leased senior living communities 27 2,062 units 202,671 2.9% $ 98,289 7,149 2.1% 7,149 13.8 % Wellness centers 10 812,000 sq. ft. 178,135 2.5% $ 219 2,295 0.7% 1,819 3.6 % Total 379 $ 7,082,683 100.0% $ 336,885 100.0% $ 51,719 100.0%

Supplemental Q4 2022 30 SHOP Unit Count RETURN TO TABLE OF CONTENTS Unit Count as of December 31, 2022 Manager Location Number of Properties (1) Assisted Living Independent Living and Active Adult Memory Care Skilled Nursing Total Five Star Senior Living National 119 6,494 9,685 1,544 — 17,723 Oaks-Caravita Senior Care GA/SC 26 1,061 40 314 — 1,415 Phoenix Senior Living AL/AR/KY/MO/ NC/SC 23 971 137 190 164 1,462 Charter Senior Living FL/MD/TN/VA 17 683 — 294 — 977 Cedarhurst Senior Living IL/WI 13 680 10 95 — 785 Stellar Senior Living CO/TX/WY 10 — 177 — 992 1,169 Northstar Senior Living AZ/CA 7 121 — 297 — 418 Navion Senior Solutions SC 5 210 — 25 — 235 Life Care Services DE 3 71 196 12 238 517 Oaks Senior Living GA 3 159 — 105 — 264 IntegraCare Senior Living PA 2 127 — 16 — 143 Omega Senior Living NE 1 69 — — — 69 The RMR Group LLC TX 1 — 169 — — 169 Total 230 10,646 10,414 2,892 1,394 25,346 (1) Excludes seven closed senior living communities.

Rent Coverage and Occupancy

DIVERSIFIED HEALTHCARE TRUST

Rent Coverage [1]:

	For the Twelve Months Ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Triple net leased senior living communities	1.23 x	1.24 x	1.24 x	1.27 x	1.26 x
Wellness centers [2]	1.80 x	1.72 x	1.59 x	1.68 x	1.60 x
Total	1.39 x	1.37 x	1.33 x	1.38 x	1.36 x

Occupancy - Triple net leased senior living communities [1]:

	For the Twelve Months Ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Occupancy	79.9 %	79.2 %	77.7 %	76.4 %	75.5 %
Same Property Occupancy [3]	79.9 %	79.2 %	77.7 %	76.4 %	75.5 %

(1) All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data.

(2) Excludes rent coverage for a tenant of six wellness centers that was in default under the applicable leases with us on December 31, 2022.

(3) Same property occupancy includes those properties classified as same property for the three months ended December 31, 2022 for all periods presented.

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Supplemental Q4 2022 31

Office Portfolio and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Three Months Ended December 31, 2022 and 2021

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2022			As of and For the Three Months Ended December 31, 2021		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	24	81	105	28	88	116
Square Feet	2,621	6,190	8,811	2,996	6,797	9,793
Occupancy	87.0 %	83.8 %	84.7 %	92.2 %	91.0 %	91.3 %
Rental Income	$ 21,977	$ 37,552	$ 59,529	$ 40,412	$ 49,538	$ 89,950
NOI	$ 14,848	$ 20,034	$ 34,882	$ 28,079	$ 29,558	$ 57,637
Cash Basis NOI	$ 12,705	$ 19,144	$ 31,849	$ 25,123	$ 28,856	$ 53,979
NOI Margin %	67.6 %	53.4 %	58.6 %	69.5 %	59.7 %	64.1 %
Cash Basis NOI Margin %	63.9 %	52.0 %	56.2 %	66.9 %	58.9 %	62.4 %
NOI % Change	(47.1)%	(32.2)%	(39.5)%			
Cash Basis NOI % Change	(49.4)%	(33.7)%	(41.0)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2022			As of and For the Three Months Ended December 31, 2021		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	17	77	94	17	77	94
Square Feet	2,085	5,809	7,894	2,085	5,810	7,895
Occupancy	93.6 %	88.8 %	90.0 %	92.7 %	92.2 %	92.3 %
Rental Income	$ 11,931	$ 37,046	$ 48,977	$ 10,942	$ 37,020	$ 47,962
NOI	$ 7,124	$ 20,657	$ 27,781	$ 6,398	$ 22,003	$ 28,401
Cash Basis NOI	$ 7,247	$ 19,727	$ 26,974	$ 5,436	$ 21,781	$ 27,217
NOI Margin %	59.7 %	55.8 %	56.7 %	58.5 %	59.4 %	59.2 %
Cash Basis NOI Margin %	60.0 %	54.4 %	55.8 %	54.4 %	59.1 %	58.1 %
NOI % Change	11.3 %	(6.1)%	(2.2)%			
Cash Basis NOI % Change	33.3 %	(9.4)%	(0.9)%			

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Supplemental Q4 2022

32

Office Portfolio and Same Property - Results of Operations (continued)

DIVERSIFIED HEALTHCARE TRUST

Years Ended December 31, 2022 and 2021

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2022			As of and For the Year Ended December 31, 2021		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	24	81	105	28	88	116
Square Feet	2,621	6,190	8,811	2,996	6,797	9,793
Occupancy	87.0 %	83.8 %	84.7 %	92.2 %	91.0 %	91.3 %
Rental Income	$ 67,524	$ 154,866	$ 222,390	$ 170,112	$ 197,485	$ 367,597
NOI	$ 41,742	$ 86,349	$ 128,091	$ 121,916	$ 118,368	$ 240,284
Cash Basis NOI	$ 34,743	$ 83,357	$ 118,100	$ 110,189	$ 115,875	$ 226,064
NOI Margin %	61.8 %	55.8 %	57.6 %	71.7 %	59.9 %	65.4 %
Cash Basis NOI Margin %	57.2 %	54.7 %	55.4 %	69.4 %	59.3 %	63.8 %
NOI % Change	(65.8)%	(27.1)%	(46.7)%			
Cash Basis NOI % Change	(68.5)%	(28.1)%	(47.8)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2022			As of and For the Year Ended December 31, 2021		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	17	77	94	17	77	94
Square Feet	2,085	5,809	7,894	2,085	5,810	7,895
Occupancy	93.6 %	88.8 %	90.0 %	92.7 %	92.2 %	92.3 %
Rental Income	$ 46,191	$ 148,732	$ 194,923	$ 44,163	$ 146,190	$ 190,353
NOI	$ 27,043	$ 86,092	$ 113,135	$ 25,880	$ 87,401	$ 113,281
Cash Basis NOI	$ 26,493	$ 83,089	$ 109,582	$ 24,945	$ 85,859	$ 110,804
NOI Margin %	58.5 %	57.9 %	58.0 %	58.6 %	59.8 %	59.5 %
Cash Basis NOI Margin %	57.9 %	56.8 %	57.1 %	57.6 %	59.2 %	58.9 %
NOI % Change	4.5 %	(1.5)%	(0.1)%			
Cash Basis NOI % Change	6.2 %	(3.2)%	(1.1)%			

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Supplemental Q4 2022
33

Office Portfolio and Same Property - Results of Operations (continued)

DIVERSIFIED HEALTHCARE TRUST

Trailing Five Quarters

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Number of Buildings	105	105	104	104	116
Square Feet	8,811	8,811	8,723	8,724	9,793
Occupancy	84.7 %	85.9 %	88.1 %	89.3 %	91.3 %
Rental Income	$ 59,529	$ 55,254	$ 52,610	$ 54,997	$ 89,950
NOI	$ 34,882	$ 31,075	$ 30,584	$ 31,550	$ 57,637
Cash Basis NOI	$ 31,849	$ 28,362	$ 27,927	$ 29,962	$ 53,979
NOI Margin %	58.6 %	56.2 %	58.1 %	57.4 %	64.1 %
Cash Basis NOI Margin %	56.2 %	53.8 %	55.7 %	55.9 %	62.4 %
Sequential NOI % Change	12.3 %	1.6 %	(3.1)%	(45.3)%	
Sequential Cash Basis NOI % Change	12.3 %	1.6 %	(6.8)%	(44.5)%	
Year Over Year NOI % Change	(39.5)%				
Year Over Year Cash Basis NOI % Change	(41.0)%				

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (1)

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Number of Buildings	94	94	94	94	94
Square Feet	7,894	7,894	7,894	7,895	7,895
Occupancy	90.0 %	90.2 %	91.1 %	92.4 %	92.3 %
Rental Income	$ 48,977	$ 49,775	$ 48,205	$ 47,967	$ 47,962
NOI	$ 27,781	$ 28,635	$ 28,504	$ 28,216	$ 28,401
Cash Basis NOI	$ 26,974	$ 27,971	$ 27,650	$ 26,989	$ 27,217
NOI Margin %	56.7 %	57.5 %	59.1 %	58.8 %	59.2 %
Cash Basis NOI Margin %	55.8 %	56.7 %	58.2 %	57.5 %	58.1 %
Sequential NOI % Change	(3.0)%	0.5 %	1.0 %	(0.7)%	
Sequential Cash Basis NOI % Change	(3.6)%	1.2 %	2.4 %	(0.8)%	
Year Over Year NOI % Change	(2.2)%				
Year Over Year Cash Basis NOI % Change	(0.9)%				

(1) Same property includes those properties classified as same property for the three months ended December 31, 2022 for all periods presented.

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Supplemental Q4 2022 34

SHOP Segment and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Trailing Five Quarters

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Number of Properties	237	234	234	234	235
Number of Units	25,346	25,078	25,075	25,088	25,345
Occupancy	76.3 %	74.7 %	73.6 %	73.0 %	72.5 %
Average Monthly Rate	$ 4,561	$ 4,509	$ 4,480	$ 4,472	$ 4,189
Year Over Year Average Monthly Rate % Change	8.9 %				
Residents Fees and Services	$ 267,912	$ 258,960	$ 250,506	$ 245,448	$ 234,697
Property Operating Expenses	(260,043)	(264,722)	(244,040)	(245,295)	(241,403)
NOI	$ 7,869	$ (5,762)	$ 6,466	$ 153	$ (6,706)
NOI Margin %	2.9 %	(2.2)%	2.6 %	0.1 %	(2.9)%
Sequential NOI % Change	236.6 %	(189.1)%	4,126.1 %	102.3 %	
Year Over Year NOI % Change	217.3 %				

SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS (1)

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Number of Properties	209	209	209	209	209
Number of Units	23,331	23,331	23,331	23,331	23,331
Occupancy	76.7 %	74.9 %	73.8 %	73.3 %	72.9 %
Average Monthly Rate	$ 4,515	$ 4,505	$ 4,457	$ 4,468	$ 4,176
Year Over Year Average Monthly Rate % Change	8.1 %				
Residents Fees and Services	$ 248,204	$ 241,504	$ 232,566	$ 228,966	$ 217,760
Property Operating Expenses	(238,257)	(239,806)	(222,628)	(225,809)	(221,025)
NOI	$ 9,947	$ 1,698	$ 9,938	$ 3,157	$ (3,265)
NOI Margin %	4.0 %	0.7 %	4.3 %	1.4 %	(1.5)%
Sequential NOI % Change	485.8 %	(82.9)%	214.8 %	196.7 %	
Year Over Year NOI % Change	404.7 %				

(1) Same property includes those properties classified as same property for the three months ended December 31, 2022 for all periods presented.

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Supplemental Q4 2022

35

SHOP Segment - Five Star Managed and Other Operator Managed Communities Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Three Months Ended December 31, 2022 and 2021

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended December 31, 2022			As of and For the Three Months Ended December 31, 2021		
	Five Star Managed Communities	Other Operator Managed Communities[1]	Total SHOP Segment	Five Star Managed Communities	Other Operator Managed Communities[1]	Total SHOP Segment
Number of Properties	119	118	237	120	115	235
Number of Units	17,723	7,623	25,346	17,899	7,446	25,345
Occupancy	76.6 %	75.4 %	76.3 %	74.1 %	68.8 %	72.5 %
Average Monthly Rate	$ 4,217	$ 5,375	$ 4,561	$ 3,833	$ 5,130	$ 4,189
Average Monthly Rate % Change	10.0 %	4.8 %	8.9 %			
Residents Fees and Services	$ 174,475	$ 93,437	$ 267,912	$ 155,793	$ 78,904	$ 234,697
Property Operating Expenses	(159,540)	(100,503)	(260,043)	(153,098)	(88,305)	(241,403)
NOI	$ 14,935	$ (7,066)	$ 7,869	$ 2,695	$ (9,401)	$ (6,706)
NOI Margin %	8.6 %	(7.6)%	2.9 %	1.7 %	(11.9)%	(2.9)%
NOI % Change	454.2 %	24.8 %	217.3 %			

(1) During 2021, we transitioned 107 senior living communities from Five Star to 10 other third party managers. In 2022, we transitioned one additional community from Five Star, and we and the applicable operator agreed to terminate the lease agreements for three senior living communities and replace them with management agreements.

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Supplemental Q4 2022

36

SHOP Segment - Five Star Managed and Other Operator Managed Communities Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Years Ended December 31, 2022 and 2021

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Year Ended December 31, 2022			As of and For the Year Ended December 31, 2021		
	Five Star Managed Communities	Other Operator Managed Communities[1]	Total SHOP Segment	Five Star Managed Communities	Other Operator Managed Communities[1]	Total SHOP Segment
Number of Properties	119	118	237	120	115	235
Number of Units	17,723	7,623	25,346	17,899	7,446	25,345
Occupancy	75.0 %	72.9 %	74.4 %	72.8 %	66.9 %	71.1 %
Average Monthly Rate	$ 4,143	$ 5,425	$ 4,506	$ 4,079	$ 5,031	$ 4,339
Average Monthly Rate % Change	1.6 %	7.8 %	3.8 %			
Residents Fees and Services	$ 673,885	$ 348,941	$ 1,022,826	$ 668,452	$ 306,171	$ 974,623
Property Operating Expenses	(631,260)	(382,840)	(1,014,100)	(635,452)	(329,047)	(964,499)
NOI	$ 42,625	$ (33,899)	$ 8,726	$ 33,000	$ (22,876)	$ 10,124
NOI Margin %	6.3 %	(9.7)%	0.9 %	4.9 %	(7.5)%	1.0 %
NOI % Change	29.2 %	(48.2)%	(13.8)%			

(1) During 2021, we transitioned 107 senior living communities from Five Star to 10 other third party managers. In 2022, we transitioned one additional community from Five Star, and we and the applicable operator agreed to terminate the lease agreements for three senior living communities and replace them with management agreements.

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Supplemental Q4 2022 37

Office Portfolio Leasing Summary (1) (2)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Buildings	105	105	104	104	116
Total square feet	8,811	8,811	8,723	8,724	9,793
Occupancy	84.7 %	85.9 %	88.1 %	89.3 %	91.3 %
Leasing Activity (sq. ft.):					
New leases	33	43	52	120	171
Renewals	149	178	211	81	1,181
Total	182	221	263	201	1,352
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 29.77	$ 24.49	$ 34.91	$ 25.72	$ 42.97
Renewals	$ 33.70	$ 24.99	$ 20.25	$ 29.64	$ 21.11
Average net annual rent	$ 32.98	$ 24.89	$ 23.15	$ 27.30	$ 23.88
Leasing Costs and Concession Commitments:					
New leases	$ 1,267	$ 2,334	$ 2,986	$ 11,330	$ 19,189
Renewals	4,735	2,672	2,350	1,208	16,422
Total	$ 6,002	$ 5,006	$ 5,336	$ 12,538	$ 35,611
Leasing Costs and Concession Commitments per Sq. Ft.:					
New leases	$ 38.47	$ 54.30	$ 57.47	$ 94.34	$ 112.31
Renewals	$ 31.83	$ 15.02	$ 11.13	$ 14.91	$ 13.90
All new and renewed leases	$ 33.04	$ 22.66	$ 20.28	$ 62.35	$ 26.33
Weighted Average Lease Term (years):					
New leases	5.9	5.0	5.8	9.9	10.0
Renewals	9.8	6.0	5.4	4.1	9.0
All new and renewed leases	9.2	5.8	5.5	7.4	9.3
Leasing Costs and Concession Commitments per Sq. Ft. per Year:					
New leases	$ 6.57	$ 10.95	$ 9.91	$ 9.52	$ 11.24
Renewals	$ 3.24	$ 2.49	$ 2.07	$ 3.62	$ 1.54
All new and renewed leases	$ 3.60	$ 3.89	$ 3.69	$ 8.45	$ 2.84

(1) The leasing summary on this page is based on leases entered into during the periods indicated.

(2) Effective as of the date of deconsolidation, excludes properties owned by the unconsolidated joint ventures in which we own an equity interest. See pages 17 and 18 for additional information regarding our joint ventures.

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Supplemental Q4 2022 38

Tenants Representing 1% Or More of Total Annualized Rental Income

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2022

(dollars in thousands)

	Tenant	Type of Property	Annualized Rental Income	% of Annualized Rental Income	Expiration
1	Advocate Aurora Health	Medical office	$ 16,939	6.7%	2026-2031
2	Brookdale Senior Living, Inc.	Senior living	9,559	3.8%	2032
3	Life Time Athletic	Wellness center	9,105	3.6%	2040
4	Surgalign Holdings, Inc.	Life science	6,595	2.6%	2034
5	Alamar Biosciences, Inc.	Life science	6,149	2.4%	2034
6	Stratford Retirement, LLC	Senior living	5,631	2.2%	2033
7	IQVIA Holdings Inc.	Life science	5,344	2.1%	2023
8	Prometheus Biosciences, Inc.	Life science	5,114	2.0%	2033
9	Medtronic, Inc.	Medical office	4,879	1.9%	2023-2027
10	KSQ Therapeutics, Inc.	Life science	4,776	1.9%	2032
11	Boston Children's Hospital	Medical office	4,736	1.9%	2028
12	Sonova Holding AG	Life science	4,569	1.8%	2023-2033
13	Magellan Health Inc.	Medical office	4,516	1.8%	2025
14	Stellar Senior Living, LLC	Senior living	4,469	1.8%	2027
15	Abbvie Inc.	Life science	4,014	1.6%	2027
16	United Healthcare Services, Inc.	Medical office	3,924	1.6%	2026
17	Cigna Holding Co.	Medical office	3,914	1.6%	2024
18	Tokio Marine Holdings Inc.	Medical office	3,802	1.5%	2023-2033
19	Duke University	Medical office	3,751	1.5%	2024
20	PerkinElmer Health Sciences, Inc.	Life science	3,681	1.5%	2028
21	HCA Holdings Inc.	Medical office	3,405	1.4%	2023-2027
22	New York University	Medical office	3,239	1.3%	2023-2027
23	McKesson Corporation	Medical office	3,143	1.2%	2024-2028
24	Ultragenyx Pharmaceutical Inc.	Life science	3,098	1.2%	2026
25	Hawaii Pacific Health	Medical office	3,060	1.2%	2024-2029
26	Virginia Premier Health Plan, Inc.	Medical office	2,936	1.2%	2032
	All Other Tenants		117,789	46.7%	2023-2043
	Total Tenants		$ 252,137	100.0%	

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Supplemental Q4 2022 39

Supplemental Q4 2022 40 Office Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of December 31, 2022 Office Portfolio Annualized Rental Income Expiring Year Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2023 $ 18,390 8.4% 8.4% 2024 23,121 10.5% 18.9% 2025 17,339 7.9% 26.8% 2026 23,922 10.9% 37.7% 2027 21,256 9.7% 47.4% 2028 26,712 12.2% 59.6% 2029 11,463 5.2% 64.8% 2030 6,419 2.9% 67.7% 2031 23,229 10.6% 78.3% 2032 and thereafter 47,479 21.7% 100.0% Total $ 219,330 100.0% Average remaining lease term for our office portfolio (weighted by annualized rental income): 5.8 years Office Portfolio Square Feet with Leases Expiring Year Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring 2023 624,956 8.4% 8.4% 2024 951,894 12.7% 21.1% 2025 724,036 9.7% 30.8% 2026 795,514 10.7% 41.5% 2027 873,061 11.7% 53.2% 2028 1,009,373 13.5% 66.7% 2029 389,394 5.2% 71.9% 2030 268,806 3.6% 75.5% 2031 781,742 10.5% 86.0% 2032 and thereafter 1,048,745 14.0% 100.0% Total 7,467,521 100.0% 47071 Bayside Parkway Fremont, CA

Non-Segment Lease Expiration Schedule

DIVERSIFIED HEALTHCARE TRUST

As of December 31, 2022

(dollars in thousands)

Non-Segment Annualized Rental Income Expiring

Year		Number of Properties	Number of Units or Square Feet		Annualized Rental Income Expiring	% of Total Annualized Rental Income Expiring	Cumulative % of Total Annualized Rental Income Expiring
2023		—	—	$	—	—%	—%
2024		—	—		—	—%	—%
2025		—	—		—	—%	—%
2026		—	—		—	—%	—%
2027		4	533 units		4,469	13.6%	13.6%
2028	(1)	6	354,000 sq. ft.		—	—%	13.6%
2029		1	155 units		547	1.7%	15.3%
2030		2	283 units		3,496	10.7%	26.0%
2031	(2)	1	—		—	—%	26.0%
2032 and thereafter		23	1,091 units and 458,000 sq. ft.		24,295	74.0%	100.0%
Total		37		$	32,807	100.0%	

(1) Excludes annualized rental income from our leases with a tenant of six wellness centers. As of December 31, 2022, the tenant was in default on its obligations to us under these leases. As of February 28, 2023, we amended our lease for three of these properties and repossessed one of the three remaining properties. We have also reached an agreement with the tenant to repossess the remaining two properties in March 2023.

(2) Excludes annualized rental income from our lease with a tenant of one closed senior living community. As of December 31, 2022, the tenant was in default on its obligations to us under this lease.

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Supplemental Q4 2022 41

Non-GAAP Financial Measures and Certain Definitions

Non-GAAP Financial Measures

We present certain "non-GAAP financial measures" within the meaning of applicable rules of the Securities and Exchange Commission, or the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDA*re*, Adjusted EBITDA*re*, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties.

NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI

The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 19 through 25. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do.

EBITDA, EBITDA*re* and Adjusted EBITDA*re*

We calculate EBITDA, EBITDA*re* and Adjusted EBITDA*re* as shown on page 26. EBITDA*re* is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, equity in net earnings or losses of unconsolidated joint ventures, impairment of assets, if any, and including adjustments to reflect our proportionate share of EBITDA*re* of our equity method investment in AlerisLife and our proportionate share of EBITDA*re* from our unconsolidated joint ventures, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDA*re*, we adjust for the items shown on page 26. Other real estate companies and REITs may calculate EBITDA, EBITDA*re* and Adjusted EBITDA*re* differently than we do.

FFO and Normalized FFO Attributable to Common Shareholders

We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 27. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, equity in net earnings or losses of unconsolidated joint ventures, loss on impairment of real estate assets, gains or losses on equity securities, net, if any, including adjustments to reflect our proportionate share of FFO of our equity method investment in AlerisLife and our proportionate share of FFO from our unconsolidated joint ventures, plus real estate depreciation and amortization of consolidated properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 27. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do.

RETURN TO TABLE OF CONTENTS Supplemental Q4 2022 42

Supplemental Q4 2022 43 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. AlerisLife AlerisLife means AlerisLife Inc. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of December 31, 2022. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also exclude 100% of rents pursuant to existing leases as of December 31, 2022 from the medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties, modification or early extinguishment of debt and equity in net earnings or losses of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, determined together with debt service for the applicable period. Coupon rate Coupon rate is the interest rate stated in, or determined pursuant to, the contract terms. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in our development, redevelopment and other activities. Estimated completion date Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. Estimated project costs Estimated project costs include estimated construction costs and leasing capital up to stabilization. Five Star Five Star, or Five Star Senior Living, is an operating division of AlerisLife. Five Star managed communities Five Star managed communities are the senior living communities in our SHOP segment that are managed by Five Star. Non-GAAP Financial Measures and Certain Definitions (continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 44 GAAP GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which we are required to comply with in order to incur additional debt under our credit facility and the indentures governing our senior unsecured notes. Interest rate Interest rate includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes; excludes effects of debt issuance costs and the 30 basis points facility fee on our credit facility. Investment per square foot or unit Investment per square foot or unit represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at December 31, 2022. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Maintenance covenant Our maintenance covenant is a financial covenant which we are required to comply with on a quarterly basis pursuant to the indentures governing our senior unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income or residents fees and services, as appropriate. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. Occupancy Occupancy for our Office Portfolio is presented as of the end of the period shown; occupancy for our SHOP segment and other tenants is presented for the duration of the period shown, or the most recent prior period of equivalent length for which tenant and manager operating results are available to us. Occupancy excludes data for our wellness centers. Life science and medical office occupancy data includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Triple net leased senior living communities occupancy excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. Non-GAAP Financial Measures and Certain Definitions (continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 45 Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. Other operator managed communities Other operator managed communities are senior living communities in our SHOP segment, which are managed by third party managers other than Five Star. Principal balance Principal balances are the amounts stated in the contracts less the principal amount of any repayments made. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. The principal balance of our credit facility includes amounts outstanding as of the date presented. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us; excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. Same Property As of and for the three months ended December 31, 2022, same property consists of properties owned, in service, reported in the same segment and operated by the same operator continuously since October 1, 2021; excludes properties classified as held for sale, closed or out of service, if any, and medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. As of and for the year ended December 31, 2022, same property consists of properties owned, in service, reported in the same segment and operated by the same operator continuously since January 1, 2021; excludes properties classified as held for sale, closed or out of service, if any, and medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities managed by third party senior living managers that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the managers to operate the communities. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. SNF SNF is a skilled nursing facility. Square feet Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. Square feet for prior periods exclude space remeasurements made subsequent to those periods. Excludes data from medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Unit count Unit count is by the type of living units at our senior living communities within our SHOP segment. Weighted average lease term Weighted average lease term is weighted based on annualized rental income pursuant to existing leases as of December 31, 2022. Non-GAAP Financial Measures and Certain Definitions (continued) RETURN TO TABLE OF CONTENTS

Supplemental Q4 2022 46 This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • Our redevelopment projects may not be successful and may cost more or take longer to complete than we currently expect. In addition, the terms of the leases we entered into with respect to our redevelopment projects may not commence on the currently expected dates or at all. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS